UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2019

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-55497	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

____________________________________________________

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Ned Mavrommatis

On August 13, 2019, the Board of Directors (the “Board”) of Duos Technologies Group, Inc., a Florida corporation (the “Company”), appointed Mr. Ned Mavrommatis as a member of the Board and to serve as Co-Chairman of its Audit Committee. Mr. Mavrommatis will also serve as a member of the Company’s Nominating & Corporate Governance Committee and Compensation Committee. Below is a description of Mr. Mavrommatis’ professional work experience.

Ned Mavrommatis, Age 49 Director and Co-Chairman of the Audit Committee

Mr. Mavrommatis has served as Chief Financial Officer of ID Systems, Inc. (“ID Systems”) since August 1999, as ID Systems’ Treasurer since June 2001, and as ID Systems’ Corporate Secretary since November 2003. Mr. Mavrommatis is also the Managing Director of ID Systems’ wholly-owned subsidiaries, I.D. Systems GmbH and I.D. Systems (UK) Ltd. Prior to joining ID Systems, Mr. Mavrommatis was a Senior Manager at the accounting firm of Eisner LLP (currently known as EisnerAmper LLP). Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

The Board believes that Mr. Mavrommatis’ management experience, accounting expertise and long history and familiarity with industries the Company currently operates in, makes him ideally qualified to help lead the Company towards continued growth.

Family Relationships

Mr. Mavrommatis does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Mavrommatis reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

In 2019, as an independent director of the Board, Mr. Mavrommatis is entitled to receive $15,000 per annum in compensation for his services. Additionally, in 2019 as Co-Chairman of the Compensation Committee, Mr. Mavrommatis is entitled to receive an additional $5,000 per annum in compensation for his services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: August 14, 2019	By:	/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer

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